Revenues	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Revenues

Note 4: Revenues

Revenues by type and geography

The following tables disaggregate revenues by type and geography and reconciles them to reportable segments (see note 5).

Revenues by type	Legal Professionals		Corporates		Tax Professionals		Reuters News		Global Print		Total
Year ended December 31,	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Recurring	2,159	2,079	993	925	658	630	329	250	-	-	4,139	3,884
Transactions	214	205	245	261	136	137	41	46	-	-	636	649
Global Print	-	-	-	-	-	-	-	-	728	764	728	764
Eliminations	-	-	-	-	-	-	-	-	-	-	(2)	-
Total	2,373	2,284	1,238	1,186	794	767	370	296	728	764	5,501	5,297

Revenues by geography (country of destination)	Legal Professionals		Corporates		Tax Professionals		Reuters News		Global Print		Total
Year ended December 31,	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
U.S.	1,924	1,893	991	947	658	630	158	74	513	515	4,244	4,059
Canada (country of domicile)	54	59	10	10	26	24	3	3	86	96	179	192
Other	27	29	65	73	74	79	9	9	25	38	200	228
Americas (North America, Latin America, South America)	2,005	1,981	1,066	1,030	758	733	170	86	624	649	4,623	4,479
U.K.	213	167	104	91	18	15	30	27	47	61	412	361
Other	60	48	39	34	2	2	111	114	16	12	228	210
EMEA (Europe, Middle East and Africa)	273	215	143	125	20	17	141	141	63	73	640	571
Asia Pacific	95	88	29	31	16	17	59	69	41	42	240	247
Eliminations	-	-	-	-	-	-	-	-	-	-	(2)	-
Total	2,373	2,284	1,238	1,186	794	767	370	296	728	764	5,501	5,297

Contract liabilities

Deferred revenue was $815 million at December 31, 2018 and $937 million at December 31, 2017. The non-current portion of deferred revenue was nil at December 31, 2018 and $38 million at December 31, 2017. The lower balances at December 31, 2018 primarily reflect reductions of $209 million related to the disposal of the Financial & Risk business (see note 11). The remaining activity reflected cash payments received or due in advance of satisfying the Company’s performance obligations, net of $727 million of revenues recognized from the deferred revenue balance at December 31, 2017.

Costs to obtain a contract

Amortization of deferred commissions were $117 million for the year ending December 31, 2018 and were recorded within “Operating expenses” in the consolidated income statement.

Remaining performance obligations

As of December 31, 2018, the aggregate amount of the remaining performance obligations was $15.3 billion, including the portion recorded as deferred revenue. The Company expects to recognize these revenues over the following years as follows:

2019	24%
2020	12%
2021	7%
2022 and thereafter	57%

The remaining performance obligations in 2022 and thereafter mostly relate to a 30-year agreement under which the Reuters News business will supply Refinitiv, in which the Company owns a 45% interest, news and editorial content. This arrangement, which commenced October 1, 2018, will provide the Company a minimum of $325 million per year until 2048, however, these revenues may increase as the contract requires adjustments related to changes in the consumer price index and foreign exchange rates (see note 31). As allowed by the IFRS 15 practical expedient, the Company excluded performance obligation for contracts with an original expected duration of less than one year from its disclosure.